ING MUTUAL FUNDS

ING International Value Choice Fund (Fund”)

Supplement dated November 5, 2010

to the Fund’s Class A, Class B, Class C, Class I,

and Class W Prospectus (“Prospectus”) dated February 26, 2010

On October 21, 2010, the Fund’s Board of Trustees approved a revision to the sub-advisory fees payable by ING Investments, LLC to Tradewinds Global Investors, LLC, the implementation of an additional expense waiver arrangement, and the implementation of a waiver to the management fee payable by the Fund. The fee related changes referenced in this supplement are effective November 1, 2010. Effective immediately, the Prospectus is hereby amended as follows:

1.

The table and accompanying footnotes in the section entitled “Annual Fund Operating Expenses — Fees and Expenses of the Fund” of the summary section of the Fund’s Prospectus are hereby deleted in their entirety and replaced with the following:

Annual Fund Operating Expenses1

Expenses you pay each year as a % of the value of your investment

		A	B	C	I	W
Management Fees	%	1.00	1.00	1.00	1.00	1.00
Distribution and Service (12b-1) Fees	%	0.25	1.00	1.00	N/A	N/A
Administrative Services Fees	%	0.10	0.10	0.10	0.10	0.10
Other Expenses	%	0.48	0.48	0.48	0.29	0.48
Total Annual Fund Operating Expenses	%	1.83	2.58	2.58	1.39	1.58
Waivers, Reimbursements and Recoupments[2]	%	(0.23)	(0.23)	(0.23)	(0.10)	(0.23)
Total Annual Fund Operating Expenses after Waivers, Reimbursements and Recoupments	%	1.60	2.35	2.35	1.29	1.35

1	Expense ratios have been adjusted to reflect current contractual rates.
2

The adviser is contractually obligated to limit expenses to 1.70%, 2.45%, 2.45%, 1.45% and 1.45% for Class A, Class B, Class C, Class I, and Class W shares, respectively, through at least March 1, 2011. The obligation will automatically renew for one-year terms unless it is terminated by the Fund or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years. In addition, the adviser is contractually obligated to further limit expenses to 1.60%, 2.35%, 2.35%, 1.35%, and 1.35% for Class A, Class B, Class C, Class I, and Class W shares, respectively, through March 1, 2012. There is no guarantee the additional expense limitation will continue after March 1, 2012. The obligation will only continue if the adviser elects to renew it and is subject to possible recoupment by the adviser within three years. These obligations do not extend to interest, taxes, brokerage commissions, extraordinary expenses, and Acquired Fund Fees and Expenses. Lastly, the adviser is contractually obligated to waive 0.10% of the management fee through March 1, 2012. There is no guarantee that the management fee waiver will continue after March 1, 2012. The management fee waiver will continue only if the adviser elects to renew it.

2.	The table in the section entitled “Fees and Expenses of the Fund — Expense Examples” of the summary section of the Fund’s Prospectus is hereby deleted in its entirety and replaced with the following:

	Share Status	1 Yr	3 Yrs	5 Yrs	10 Yrs
A	Sold or Held	$728	1,096	1,488	2,582
B	Sold	$738	1,081	1,550	2,715
	Held	$238	781	1,350	2,715
C	Sold	$338	781	1,350	2,898
	Held	$238	781	1,350	2,898
I	Sold or Held	$131	430	751	1,660
W	Sold or Held	$137	476	839	1,859

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

ING MUTUAL FUNDS

ING International Value Choice Fund (“Fund”)

Supplement dated November 5, 2010

to the Fund’s Class A, Class B, Class C, Class I, Class O, Class Q, and Class W

Statement of Additional Information (“SAI”) dated February 26, 2010

On October 21, 2010, the Fund’s Board of Trustees approved a revision to the sub-advisory fees payable by ING Investments, LLC to Tradewinds Global Investors, LLC, the implementation of an additional expense waiver arrangement, and the implementation of a waiver to the management fee payable by the Fund. The fee related changes referenced in this supplement are effective November 1, 2010. Effective immediately, the SAI is hereby amended as follows:

1.	Footnote (2) to the table entitled “Advisory Fees” in the section entitled “Adviser” on page 118 of the Fund’s SAI is added in reference to the Fund and also amended to add the following:

(2) In addition, pursuant to a separate waiver agreement, ING Investments has agreed to waive 0.10% of the advisory fee for International Value Choice Fund through March 1, 2012 for the Fund. There is no guarantee this waiver will continue after that date. The waiver agreement will only renew if ING Investments elects to renew it.

2.	The following footnote (3) is added in reference to the Fund and is inserted after the table in the section entitled “Expense Limitation Agreements” found on page 119 of the Fund’s SAI:

(3) Pursuant to a side agreement dated November 1, 2010, ING Investments has lowered the expense limits for International Value Choice Fund through at least March 1, 2012. The expense limits for International Value Choice Fund are 1.60%, 2.35%, 2.35%, 1.35%, and 1.35% for Class A, Class B, Class C, Class I, and Class W shares, respectively. If, after March 1, 2012, ING Investments elects not to renew the side agreement, the expense limits revert to the limits listed in the table above. There is no guarantee that this side agreement will continue after that date. The side agreement will only renew if ING Investments elects to renew it. Any fees waived pursuant to the side agreement shall be eligible for recoupment.

3.	The section entitled “Sub-Advisers — Sub-Advisory Fee — International Value Choice” found on page 124 of the Fund’s SAI is hereby deleted in its entirety and replaced with the following:

International Value Choice	0.50% on all assets under management

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE